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                      SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.




                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported)
                               December 30, 1994




                           Enserch Exploration, Inc.
                   (formerly New Enserch Exploration, Inc.)
            (Exact name of Registrant as specified in its charter)




     Texas                      1-11413                   75-2556975
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)            Identification No.)
 incorporation)




4849 Greenville Avenue, Suite 1500                                     75206
Address of principal executive offices)                             (Zip Code)





Registrant's telephone number, including Area Code:               214-987-7878


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ITEM 2.  Acquisition or Disposition of Assets

      On December 30, 1994, the reorganization of Enserch Exploration Partners, Ltd. ("EP") into a corporation was concluded and EP was liquidated, all as described in the Prospectus/Information Statement of New Enserch Exploration, Inc. and EP dated December 9, 1994, which formed a part of the Company's registration statement on Form S-4 (No. 33-56792) under the Securities Act of 1933, as amended ("Prospectus/Information Statement"), and which Prospectus/Information Statement is incorporated herein by reference. On December 30, 1994, the name of New Enserch Exploration, Inc. was changed to Enserch Exploration, Inc.

      The following News Release was issued on January 3, 1995:

      ENSERCH EXPLORATION PARTNERS, LTD.
      CONVERTED TO ENSERCH EXPLORATION, INC.

            DALLAS, TEXAS (January 3, 1995)--ENSERCH Corporation announces that the reorganization of Enserch Exploration Partners, Ltd. into a corporate entity was completed on December 30, 1994. Unitholders of Enserch Exploration Partners, Ltd. will receive one share of common stock in the new corporation for each partnership unit held upon delivery of the units to the exchange agent, Harris Trust Company of New York.

            Enserch Exploration, Inc. begins trading today on the New York Stock Exchange under the symbol EEX.

Item 7.  Financial Statements and Exhibits

      (a)   Financial Statements of businesses acquired.

            (1) Included in the Prospectus/Information Statement incorporated herein by reference.

      (b)   Pro forma financial information.

            (1) Included in the Prospectus/Information Statement incorporated herein by reference.

      (c)   Exhibits

                3       Restated Articles of Incorporation of
                        Registrant, as currently in effect.






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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Enserch Exploration, Inc.



Date:  January 6, 1995              By    /s/ J. W. Pinkerton
                                          -------------------------------
                                          J. W. Pinkerton,
                                          Vice President